Exhibit 99.2
Brighter ideas with aluminum Novelis Third Quarter Fiscal Year 2010 Earnings Conference Call February 16, 2010 Philip Martens President & Chief Operating Officer Steve Fisher Senior Vice President & Chief Financial Officer

Safe Harbor Statement 2 Forward-Looking Statements Statements made in this investor presentation which describe Novelis' intentions, expectations, beliefs or predictions may be forward-looking statements within the meaning of securities laws. Forward-looking statements include statements preceded by, followed by, or including the words "believes," "expects," "anticipates," "plans," "estimates," "projects," "forecasts," or similar expressions. Examples of such statements in this investor presentation include, among other matters, the positive long-term outlook for our business, the benefit of lower metal and energy prices on our profitability, the changes in currency on our profitability, our ability to increase liquidity, our ability to adjust our production levels, the recovery of losses on hedging instruments through lower commodity costs, the positive outlook for our business, improvement in our financial performance, the impact of operational efficiency initiatives, and the projected growth in demand for aluminum rolled products. Novelis cautions that, by their nature, forward-looking statements involve risk and uncertainty and that Novelis' actual results could differ materially from those expressed or implied in such statements. We do not intend, and we disclaim any obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise. The above list of factors is not exhaustive. Other important risk factors included under the caption "Risk Factors" in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2009, in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2009 and in our Annual Report on Form 10-K for the year ended March 31, 2009 are specifically incorporated by reference into this investor presentation. Non-GAAP Financial Measures This presentation contains non-GAAP financial measures as defined by SEC rules. We think that these measures are helpful to investors in measuring our financial performance and liquidity and comparing our performance to our peers. However, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures used by other companies. These non-GAAP financial measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for GAAP financial measures. We have included reconciliations of each of these measures to the most directly comparable GAAP measure. In addition, a more detailed description of each of the non- GAAP financial measures used in this presentation, together with a discussion of the usefulness and purpose of such measures, is included as Exhibit 99.2 to our Current Report on Form 8-K furnished to the SEC with our earnings press release.

3 Agenda Financial Highlights Detailed Financial Performance Novelis' Strategy Outlook Questions and Answers

4 Financial Highlights

5 Third Quarter Financial Highlights Shipments up 3% to 649 kilotonnes Net sales down 3% to $2.1 billion Adjusted EBITDA up 55% to $199 million Liquidity grew 60% to $634 million FCF grew by $110 million to $124 Can price ceilings eliminated January 1, 2010 (Q3FY10 vs Q3FY09) Solid Q3 FY10 Results

Shipments & Sales 6 Sales decreased 3% and Shipments increased 3% YoY Fourth quarter will rebound in terms of Shipments and sales Confidence in gradual long term growth in demand

7 Shipments by Region (in Kilotonnes) YoY Shipments QoQ Shipments Decrease in QoQ shipments primarily due to market seasonality Shipments increased 3% YoY, driven by Asian market

8 Quarterly Financial Performance Solid Operating Performance: Adjusted EBITDA up 55% to $199 million YoY Adjusted EBITDA essentially flat QoQ Adjusted EBITDA

9 Quarterly Financial Performance (in Millions) Net Income & Pre-tax income impacted by unrealized G/L on derivatives Excluding this, pre-tax income increased 43% sequentially Net Income of $68 million Strong pre-tax income of $129 million YoY Financial Performance QoQ Financial Performance

10 Detailed Financial Performance

11 Financial Performance Solid performance despite seasonally lower volumes as a result of price & mix and continued cost-out initiatives

12 Sequential Income Statement

13 Underlying Financial Performance Excluding the benefits of derivatives, pre-tax income increased 43% quarter-over-quarter YoY Financial Performance QoQ Financial Performance (CHART)

14 Cost-Out & Restructuring Initiatives Projected to realize annualized cost savings of $140 million before Q2FY11 target. Cost Savings Realized Through: Plant Shutdowns UK Rolling Mill SA Alumina Refinery Plant Efficiency & Operating Cost Gains Worldwide Headcount Reductions (Salaried & Hourly) The Majority Of These Cost Savings Will Be Sustainable

15 Adjusted EBITDA Q3 FY10 vs PY

16 Adjusted EBITDA Q3 FY10 vs Q2 FY10

17 Free Cash Flow & Liquidity 346 390 446 634 555 Liquidity up $288 million from Jan. FY09 Improvement of $110 million YoY Expect strong Q4 FCF Free Cash Flow Total Estimated Liquidity (in Millions)

18 Capital Expenditures Holding firm to our $100 million Capex commitment for Fiscal 2010 (CHART)

19 Novelis' Strategy

Build on Novelis' Focused Business Model to Become a Fully Integrated Global Company Reduce Overall Cost Base and Improve Manufacturing Efficiency Governed By Operating Efficiency Gains and IRR Hurdle Rates Drive Efficiencies and Reduce Costs "One Novelis" The Undisputed Leader in Rolled Aluminum Strategic & Opportunistic Investments Novelis' Strategy 20

"One Novelis" Novelis' Strategy The Undisputed Leader in Rolled Aluminum Become A Truly Globally Integrated Company Shutdown of Alumina Refinery (Q4FY09) Global Reorganization of Key Functional Areas (Q2) Realignment In Europe (Q3) Realignment In North America (Q4) Prepare Organization For Transformational Change 21

Drive Efficiencies and Reduce Costs Novelis' Strategy The Undisputed Leader in Rolled Aluminum Reduce Overall Cost Base And Improve Manufacturing Efficiency Standardizing Financial & IT Platforms Leveraging & Streamlining Procurement Achieving Manufacturing Excellence Optimizing Global Footprint Strengthening The Business For Future Growth 22

Strategic & Opportunistic Investments Novelis' Strategy The Undisputed Leader in Rolled Aluminum Governed By Operating Efficiency Gains And IRR Hurdle Rates Sustainability (i.e. Recycling Opportunities) Plant Optimization In Mature Markets Small Bolt-On Acquisitions Focus Strategic Capex On Emerging Markets Expand And Solidify Leadership Position 23

24 Outlook

25 25 CONSTRUCTION SECTOR AUTOMOTIVE SECTOR CAN SHEET N. AMERICA EUROPE S. AMERICA ASIA ALUMINUM DEMAND Current Trends in Aluminum Demand GLOBAL

26 Business Outlook Despite slow market recovery, the Company expects to continue to see steady growth across all geographic regions Q4 to see additional from price increases Continue to focus on cash conservation and cost-out initiatives On track to realize annualized cost saving of $140M ahead of schedule Continue to drive "One Novelis" and prepare the business for future growth

27 Questions?

28 Appendix

29 Income Statement Reconciliation to Adjusted EBITDA

30 Free Cash Flow

31 Explanation of Other Income (Expenses) Included in our Adjusted EBITDA 1) Metal Price Lag net of related hedges: On certain sales contracts we experience timing differences on the pass through of changing aluminum prices from our suppliers to our customers. Additional timing differences occur in the flow of metal costs through moving average inventory cost values and cost of goods sold. This timing difference is referred to as Metal Price Lag. We have a risk management programme in place to minimize impact of this "lag". 2) Foreign Currency remeasurement net of related hedges: All non-functional currency denominated Working Capital and Debt gets remeasured every period by the period end exchange rates. This impacts our profitability. Like Metal Price Lag, we have a risk management programme in place to minimize impact of such Remeasurement. 3) Purchase Accounting: Consequent upon acquisition, the consideration and transaction costs paid by Hindalco in connection with the transaction were "pushed down" to us and were allocated to the assets acquired and the liabilities assumed. These allocations are amortized over periods, impacting our profitability. A significant portion of such amortizations pertain to ceiling contracts. 4) Can Price ceilings: Some sales contracts contained a ceiling over which metal prices could not be contractually passed through to certain customers. This negatively impacts our margins and cash flows when the price we paid for metal was above the ceiling price contained in these contracts. These contracts expired December 31, 2009.